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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 6, 2003
                        (Date of earliest event reported)

                        HORNBECK OFFSHORE SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                       333-69286               72-1375844
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

414 NORTH CAUSEWAY BLVD
     MANDEVILLE, LA                                                    70448
(Address of Principal Executive Offices)                             (Zip Code)

                                 (985) 727-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5 - OTHER EVENTS

     On August 6, 2003, HOS-IV, LLC, a wholly-owned subsidiary of Hornbeck Offshore Services, Inc. (the "Company"), completed the acquisition of a 220-foot deepwater offshore supply vessel ("OSV") from Candy Marine Investment Corporation ("Candy"). The closing of the transaction was effected after satisfying certain conditions precedent to closing including, among other things, receipt during July 2003 of $13.5 million in proceeds relating to our previously announced $30.0 million private equity offering and the satisfactory completion of a drydocking and survey of the OSV in early August. The purchase price of $9.0 million was negotiated by the parties on an arms-length basis. The Company plans to continue operating the acquired OSV, which was renamed the HOS Mariner, in the deepwater Gulf of Mexico. In connection with the acquisition, the Company was also granted options to purchase three 180-ft offshore supply vessels from Candy for an aggregate exercise price of $4.5 million. Such options expire on August 6, 2004.

     The Asset Purchase and Option Agreement and the Amendment No. 1 to the Asset Purchase and Option Agreement detailing the terms of the acquisition are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The foregoing description of the terms of the acquisition does not purport to be complete and is qualified by reference to such Exhibits.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         99.1 Asset Purchase and Option Agreement dated as of June 20, 2003 by and among HOS-IV, LLC, Candy Marine Investment Corporation, Candy Fleet Corporation and Kenneth I. Nelkin, and joined for limited purposes by Hornbeck Offshore Services, Inc. and Candy Cruiser, Inc.

         99.2 Amendment No. 1 to Asset Purchase and Option Agreement dated July 30, 2003 by and among HOS-IV, LLC, Candy Marine Investment Corporation, Candy Fleet Corporation and Kenneth I. Nelkin

         99.3   Press Release, dated August 7, 2003

ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information in this Current Report is being furnished pursuant to
Item 12 of Form 8-K and according to general instruction B.6. thereunder, the information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

         On August 7, 2003, Hornbeck Offshore Services, Inc., a Delaware corporation (the "Company"), announced the results of its operations for the three months ended June 30, 2003,

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and certain recent developments. Additional information is included in the
Company's press release dated August 7, 2003, which is attached hereto as
Exhibit 99.3.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Hornbeck Offshore Services, Inc.

Date:  August 7, 2003            By: /s/ JAMES O. HARP, JR.
                                     ------------------------------------------
                                     James O. Harp, Jr.
                                     Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                       Description                                           Page
----------       -------------------------------------------------------------          ----
99.1             Asset Purchase and Option Agreement dated as of June 20, 2003 by and among HOS-IV, LLC, Candy Marine Investment
                 Corporation, Candy Fleet Corporation and Kenneth I. Nelkin,
                 and joined for limited purposes by Hornbeck Offshore
                 Services, Inc. and Candy Cruiser, Inc.

99.2             Amendment No. 1 to Asset Purchase and Option Agreement dated
                 July 30, 2003 by and among HOS-IV, LLC, Candy Marine
                 Investment Corporation, Candy Fleet Corporation and Kenneth
                 I. Nelkin

99.3             Press Release, dated August 7, 2003

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